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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2005

TRANSMONTAIGNE INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-11763 (Commission File Number)	06-1052062 (I.R.S. Employer Identification Number)
1670 Broadway, Suite 3100, Denver, CO 80202 (Address of principal executive offices)
Registrant's telephone number, including area code: 303-626-8200
Not Applicable. (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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  Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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  Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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  Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

   Item 8.01. Other Events.

        On May 24, 2005, TransMontaigne Inc. issued a press release announcing that TransMontaigne Partners L.P. priced its initial public offering of three million three hundred fifty thousand (3,350,000) of its common units representing limited partnership interests at a price of $21.40 per unit.

        A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

  Item 9.01. Financial Statements and Exhibits.

(c)   Exhibits.

Exhibit No.	Description of Exhibit
99.1	TransMontaigne Inc. Press Release dated May 24, 2005

SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRANSMONTAIGNE INC.
Date: May 26, 2005	By:	/s/ RANDALL J. LARSON Randall J. Larson Executive Vice President, Chief Financial Officer and Chief Accounting Officer

Exhibit Index

Exhibit No.	Description of Exhibit
99.1	TransMontaigne Inc. Press Release dated May 24, 2005

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  Item 8.01. Other Events.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURE
Exhibit Index